UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 2005



                           CENTRAL FREIGHT LINES, INC.
             (Exact name of registrant as specified in its charter)



     Nevada                        000-50485                    74-2914331
(State or other jurisdiction     (Commission                  (IRS Employer
   of incorporation)             File Number)               Identification No.)


                      5601 West Waco Drive, Waco, TX        76710
               (Address of principal executive offices)   (Zip Code)


                                 (254) 772-2120
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On March 31, 2005, Central Freight Lines, Inc. (the "Company") issued a press release announcing (a) the filing of the Company's annual report on Form 10-K for the year ended December 31, 2004, and (b) certain adjustments to previously announced financial results for the quarter and year ended December 31, 2004. A copy of the press release is attached to this report as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

     See Item 2.02  above,  and the press  release  attached  to this  report as
Exhibit 99.1.

     The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties and other factors that may affect future results.

Item 9.01 Financial Statements and Exhibits.

      (c)Exhibits:

EXHIBIT
NUMBER                  EXHIBIT DESCRIPTION

 99.1                   Press release dated March 30, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CENTRAL FREIGHT LINES, INC.
Date:   March 31, 2005                     By:/s/ Jeff Hale
                                           Jeff Hale
                                           Senior Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                         EXHIBIT DESCRIPTION

99.1                           Press release dated March 31, 2005.

    2


            CENTRAL FREIGHT LINES, INC. FILES FORM 10-K ANNUAL REPORT;
              ANNOUNCES ADJUSTMENTS TO PREVIOUSLY REPORTED RESULTS



Waco, TX (PR Newswire) - March 31, 2005 - Central Freight Lines, Inc. (Nasdaq/NMS: CENF) announced today that is has filed its annual report on Form 10-K for the year ended December 31, 2004, within the timeframe allowed under Rule 12b-25. As previously announced, an extension of the filing date was requested under Rule 12b-25 to allow Central and its outside auditors to complete the evaluation and assessment of internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act. That evaluation and assessment was completed, and one additional material weakness in internal control was identified, relating to the calculation of the valuation allowance for deferred tax assets. As described below, the valuation of the deferred tax asset was corrected by Central prior to filing its annual report.

The annual report filed by Central today included adjustments to Central's insurance and claims expense, income tax benefit (expense), and net loss, as well as balance sheet adjustments, which were made after Central's press release on March 16, 2005.

The adjustments to previously announced results that were included in the annual report are as follows:


o For the 2004 fourth quarter, Central recorded a non-cash charge of $4.9 million, or $0.27 per diluted share, related to a valuation allowance for deferred tax assets. Previously, Central reported that this non-cash charge would be $2.9 million, or $0.16 per diluted share. The previously announced amount had been established in consultation with an independent Big Four accounting firm. However, despite this measure, an error was discovered.

o For the 2004 fourth quarter, Central recorded additional insurance and claims expense of $690,000, or $0.04 per diluted share, based on a jury verdict after the March 16 press release relating to a lawsuit originally filed in 2003. Central intends to appeal the verdict but has increased its claims accrual to reflect the award. The tax benefit from this additional expense of $269,000 was offset by a deferred tax valuation allowance of $269,000 which is included in the $4.9 million valuation allowance mentioned above.


After giving effect to these adjustments, Central reported a net loss of $11.3 million, or $0.62 per diluted share, for the fourth quarter, and a net loss of $22.8 million, or $1.27 per diluted share for 2004 as a whole. After giving effect to the write-off of the deferred tax asset, stockholders' equity was $87.6 million as of December 31, 2004.

Central Freight Lines, Inc. is a non-union less-than-truckload carrier specializing in regional overnight and second day markets. One of the 10 largest regional LTL carriers in the nation, Central provides regional, interregional, and expedited services, as well as value-added supply chain management, throughout the Midwest, Southwest, West Coast and Pacific Northwest. Utilizing marketing alliances, Central provides service solutions to the Great Lakes, Northeast, Southeast, Mexico and Canada.


This press release contains forward-looking statements that involve risk, assumptions, and uncertainties that are difficult to predict. Statements that constitute forward-looking statements are usually identified by words such as "anticipates," "believes," "estimates," "projects," "expects," "plans," "intends," or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those in forward-looking statements: the risk that revenue growth may be delayed or not occur at all; the risk that improvements in revenue yield and tonnage growth may be delayed or not occur at all; the risk that service, safety, and productivity measures will be further delayed or will not be successfully implemented throughout our operations; the risk that our cost-cutting measures may have unintended and unforeseen consequences that adversely affect our business; the risk that recent geographic expansion has produced or may produce freight imbalances, customer service issues, operational issues, or other consequences that we cannot manage successfully on a timely basis or at all; the risk that our insurance and claims costs will continue to exceed our expectations and will not return to acceptable levels on a timely basis or at all; the risk that we will be unable to obtain the financing we are seeking or that it will not be available on acceptable terms; the risk that operating losses and negative cash flows will continue and will have a material and adverse result; and the risks detailed from time to time in reports filed by the Company with the Securities and Exchange Commission, including forms 8-K, 10-Q, 10-K, and our registration statement on Form S-1.

Corporate Contact:
Jeff Hale, Chief Financial Officer
(480) 361-5295
jhale@centralfreight.com